FaceBank AG and Nexway - Assets Held For Sale (Tables)	6 Months Ended
Jun. 30, 2020
Investments, All Other Investments [Abstract]
Schedule of Deconsolidation of Nexway

The deconsolidation of Nexway resulted in a loss of approximately $11.9 million calculated as follows (in thousands):

Cash	$5,776
Accounts receivable	9,831
Inventory	50
Prepaid expenses	164
Goodwill	51,168
Property and equipment, net	380
Right-of-use assets	3,594
Total assets	$70,963
Less:
Accounts payable	34,262
Accrued expenses	15,788
Lease liability	3,594
Deferred income taxes	1,161
Other liabilities	40
Total liabilities	$54,845
Non-controlling interest	2,595
Foreign currency translation adjustment	(770)
Loss before fair value – investment in Nexway	14,293
Less: fair value of shares owned by the Company	2,374
Loss on deconsolidation of Nexway	$11,919

Schedule of Fair Value of Investment

As of June 30, 2020, the Company’s voting interest in Nexway was further diluted to 31.2% as a result of an additional financing which the Company did not participate in. The fair value of the Nexway shares owned by the Company as of June 30, 2020 is approximately $5.0 million, calculated as follows (dollars in thousands, except per share value):

Price per share Euros	€10.90
Exchange rate	1.123
Price per share USD	$12.24
Nexway shares held by the Company	407,550
Fair value - investment in Nexway	$4,988

Schedule of Assets and Liabilities Held for Sale

The following are assets and liabilities held of sales (in thousands):

June 30,
2020

Investment in Nexway	$4,988
Financial assets	1,965
Goodwill	28,541

Total assets	$35,494

Loan payable	$56,137

Total liabilities	$56,137

Net carrying amount	$(20,643)